The transition to a holding company structure described in this document involves securities of a Japanese company. The offer is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in Japan and some or all of its officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than in connection with the transition to a holding company structure, such as in the open market or through privately negotiated purchases. This document has been translated from the Japanese-language original for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

46th Annual General Meeting of Shareholders

Reference Documents for the General Meeting of Shareholders
<Supplementary Volume>

Item No. 3:	Approval of the share transfer plan

	Details of stock acquisition rights	………………	1
	(Exhibits 2~17 of the “Share Transfer Plan (Copy)” described in P.9~P.19 of the Notice of Annual General Meeting of Shareholders)

PICKLES CORPORATION

Securities Code: 2925

Exhibit 2

Details of 1st Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 1st Stock Acquisition Rights in 2015 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 100 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 18, 2015 to July 17, 2045

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Amount to be paid in for the stock acquisition rights: 102,500 yen per stock acquisition right

12．Date on which stock acquisition rights to be allotted: July 17, 2015

Exhibit 3

Details of 1st Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 1st Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 17, 2045

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022

Exhibit 4

Details of 2nd Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 2nd Stock Acquisition Rights in 2016 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 100 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 23, 2016 to July 22, 2046

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Amount to be paid in for the stock acquisition rights: 122,300 yen per stock acquisition right

12．Date on which stock acquisition rights to be allotted: July 22, 2016

Exhibit 5

Details of 2nd Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 2nd Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 22, 2046

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022

Exhibit 6

Details of 3rd Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 3rd Stock Acquisition Rights in 2017 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 100 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 22, 2017 to July 21, 2047

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall become a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Amount to be paid in for the stock acquisition rights: 142,100 yen per stock acquisition right

12．Date on which stock acquisition rights to be allotted: July 21, 2017

Exhibit 7

Details of 3rd Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 3rd Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 21, 2047

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022

Exhibit 8

Details of 4th Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 4th Stock Acquisition Rights in 2018 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 100 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 20, 2018 to July 19, 2048

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall become a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Amount to be paid in for the stock acquisition rights: 187,700 yen per stock acquisition right

12．Date on which stock acquisition rights to be allotted: July 19, 2018

Exhibit 9

Details of 4th Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 4th Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 19, 2048

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022

Exhibit 10

Details of 5th Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 5th Stock Acquisition Rights in 2019 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 100 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 19, 2019 to July 18, 2049

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Amount to be paid in for the stock acquisition rights: 186,400 yen per stock acquisition right

12．Date on which stock acquisition rights to be allotted: July 18, 2019

Exhibit 11

Details of 5th Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 5th Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 18, 2049

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholder as part of the details of such class of shares s.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022

Exhibit 12

Details of 6th Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 6th Stock Acquisition Rights in 2020 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 100 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 23, 2020 to July 22, 2050

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Amount to be paid in for the stock acquisition rights: 237,700 yen per stock acquisition right

12．Date on which stock acquisition rights to be allotted: July 22, 2020

Exhibit 13

Details of 6th Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 6th Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 22, 2050

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022

Exhibit 14

Details of 7th Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 7th Stock Acquisition Rights in 2021 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 100 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 22, 2021 to July 21, 2051

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be delivered upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be issued upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Amount to be paid in for the stock acquisition rights: 317,000 yen per stock acquisition right

12．Date on which stock acquisition rights to be allotted: July 21, 2021

Exhibit 15

Details of 7th Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 7th Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 21, 2051

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022

Exhibit 16

Details of 8th Stock Acquisition Rights of PICKLES CORPORATION

1.       Name of stock acquisition rights: 8th Stock Acquisition Rights in 2022 of PICKLES CORPORATION

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From July 21, 2022 to July 20, 2052

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.
6.	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

The amount to be paid in for each of the stock acquisition rights shall be the amount obtained by multiplying the option price per share calculated by the Black-Scholes model (any fraction of less than one (1) yen resulting from such calculation shall be disregarded) by the Number of Granted Shares.

12．Date on which stock acquisition rights to be allotted: July 20, 2022

Exhibit 17

Details of 8th Stock Acquisition Rights of PICKLES HOLDINGS CO., LTD.

1.       Name of stock acquisition rights: 8th Stock Acquisition Rights in 2022 of PICKLES HOLDINGS CO., LTD.

2.       Class and number of shares to be issued upon exercise of the stock acquisition rights:

The class of shares to be issued upon the exercise of the stock acquisition rights shall be the common shares of the Company, and the number of shares to be issued upon exercise of each of the stock acquisition rights (the “Number of Granted Shares”) shall be 200 shares. However, on and after the date on which the stock acquisition rights shall be allotted (the “Allotment Date”), if the Company conducts, with respect to its common shares, a share split (including allotment of common shares of the Company without consideration; hereinafter the same shall apply, when referred to a share split) or a consolidation of shares, the Number of Granted Shares shall be adjusted in accordance with the following formula. Any fraction less than one (1) share resulting from the adjustment shall be disregarded.

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or consolidation

In the case of a share split, the Number of Granted Shares after adjustment shall be applicable on and after the day immediately following the record date of the relevant share split (or on and after the effective date of the relevant share split if no record date is set). In the case of a consolidation of shares, the Number of Granted Shares after adjustment shall be applicable on and after its effective date. However, in the case that a share split is conducted under the condition that a proposal to increase the amount of capital or reserves by reducing the amount of surpluses is approved at a general meeting of shareholders of the Company, and that the record date for such share split is prior to the date of closing of such general meeting of shareholders, the Number of Granted Shares after adjustment shall, on and after the immediately following day of the date of closing of such general meeting of shareholders, be retroactively applicable on and after the day immediately following the said record date.

In addition, on and after the Allotment Date, in the case the Company conducts a merger or company split, or in any other case similar thereto where an adjustment of the Number of Granted Shares shall be required, the Company may appropriately adjust the Number of Granted Shares to the extent reasonable.

When the Number of Granted Shares is adjusted, the Company shall give notice of necessary matters to the holders of each of the stock acquisition rights registered in the register of stock acquisition rights (the “Holders”) or give public notice thereof, no later than the day immediately preceding the date on which the Number of Granted Shares after adjustment shall be applicable. However, if the Company is unable to give such notice or public notice no later than the day immediately preceding such applicable date, the Company shall thereafter promptly give such notice or public notice.

3.       Amount of assets to be contributed upon exercise of stock acquisition rights:

The amount of the assets to be contributed upon exercise of each of the stock acquisition rights shall be the amount obtained by multiplying the amount to be paid per share to be issued upon exercise of each of such stock acquisition rights (the “Exercise Price”), which shall be one (1) yen, by the Number of Granted Shares.

4.       Period during which stock acquisition rights may be exercised:

From September 1, 2022 to July 20, 2052

5.	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of stock acquisition rights:
(1)	The amount of capital to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be a half of the maximum amount of capital increase, etc. which is calculated in accordance with Article 17, Paragraph 1 of Regulation on Corporate Accounting. Any fraction of less than one (1) yen resulting from such calculation shall be rounded up to the nearest one (1) yen.
(2)	The amount of capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of capital to be increased set forth in (1) above from the maximum amount of capital increase, etc. referred to in (1) above.

6.       Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Company.

7.       Terms and conditions of the acquisition of stock acquisition rights:

If any of the proposal set forth in (1), (2), (3), (4) or (5) below is approved at the general meeting of shareholders of the Company (or is resolved at the Board of Directors of the Company if a resolution of general meeting of shareholders is not required), the Company may acquire the stock acquisition rights without consideration on the date to be separately prescribed by the Board of the Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company shall be a disappearing company;
(2)	Proposal for approval of a company split agreement or company split plan under which the Company shall be a split company;
(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company shall be a wholly-owned subsidiary;
(4)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of shares to be issued by the Company shall require the approval of the Company as part of the details of all shares to be issued by the Company; or
(5)	Proposal for approval of an amendment to the Articles of Incorporation in order to establish the provision that an acquisition by way of transfer of a class of shares to be issued upon exercise of the stock acquisition rights shall require the approval of the Company or that Company may acquire all of such class of shares upon a resolution of general meeting of shareholders as part of the details of such class of shares.
8.	Policy for determining details of delivery of stock acquisition rights of Reorganized Company due to structural reorganization:

If the Company conducts a merger (limited to the case where the Company will disappear due to the merger), an absorption-type or incorporation-type company split (both, limited to the case where the Company will be a split company), or share exchange or transfer (both, limited to the case where the Company becomes a wholly-owned subsidiary) (collectively, the “Acts of Structural Reorganization”), the Company shall, in each of the above cases, deliver the stock acquisition rights of any of the stock companies set forth in “a” through “e” of Article 236, Paragraph 1, Item 8 of the Company Act (the “Reorganized Company”) to the Holders holding the stock acquisition rights remaining at the time immediately preceding the effective date of the relevant Act of Structural Reorganization (the “Remaining Stock Acquisition Rights”) (the effective date of the relevant Act of Structural Reorganization shall mean, in the case of an absorption-type merger, the date on which the absorption-type merger becomes effective; in the case of a consolidation-type merger, the date on which establishment of a newly-incorporated company through such consolidation-type merger; in the case of an absorption-type company split, the date on which such absorption-type company split becomes effective; in the case of an incorporation-type company split, the date of establishment of a newly-incorporated company through such incorporation-type company split; in the case of a share exchange, the date on which the share exchange becomes effective; and in the case of a share transfer, the date of establishment of a wholly-owning parent company through the share transfer; hereinafter the same shall apply). However, the foregoing shall be on the condition that delivery of such stock acquisition rights of the Reorganized Company in accordance with each of the following items is stipulated in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split plan, a share exchange agreement or a share transfer plan.

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered:

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by a Holder shall be delivered to that Holder.

(2)	Class of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The class of shares shall be the common shares of the Reorganized Company.

(3)	Number of shares of the Reorganized Company to be issued upon exercise of the stock acquisition rights:

The number of shares shall be determined in accordance with 2. above after taking into consideration the terms and conditions, etc. of the Acts of Structural Reorganization.

(4)	Amount of assets to be contributed upon exercise of the stock acquisition rights:

The amount of assets to be contributed upon exercise of each of the stock acquisition rights to be delivered shall be the amount obtained by multiplying (x) the Exercise Price after reorganization set forth below by (y) the number of shares of the Reorganized Company to be issued upon exercise of the relevant stock acquisition rights as determined in accordance with (3) above. The Exercise Price after reorganization shall be one (1) yen per share of the shares of the Reorganized Company to be delivered upon exercise of each of the stock acquisition rights delivered.

(5)	Period during which stock acquisition rights may be exercised:

From the commencement date of the period during which the stock acquisition rights may be exercised as set forth in 4. above, or the effective date of the Acts of Structural Reorganization, whichever is later, to the expiration date of the period during which the stock acquisition rights may be exercised as set forth in 4. above.

(6)	Matters concerning the amount of capital and capital reserve to be increased by the issuance of shares upon exercise of the stock acquisition rights:

Those matters shall be determined in accordance with 5. above.

(7)	Restrictions on the acquisition of stock acquisition rights by way of transfer:

Any acquisition of stock acquisition rights by way of transfer shall require the approval by resolution of the Board of Directors of the Reorganized Company.

(8)	Terms and conditions of the acquisition of stock acquisition rights:

Those terms and conditions shall be determined in accordance with 7. Above.

(9)	Other terms and conditions on the exercise of the stock acquisition rights:

Those terms and conditions shall be determined in accordance with 10. below.

9.	Handling of fractions of less than one (1) share resulting from exercise of the stock acquisition rights:

Any fractions of less than one (1) share in the number of shares to be delivered to the Holders who have exercised the stock acquisition rights shall be disregarded.

10．Other terms and conditions on the exercise of stock acquisition rights:

(1)	The Holders may exercise the stock acquisition rights which have been allotted due to their status as a director of the Company on and after the day immediately following the date on which such Holders lose the status of being a director the Company.
(2)	The provision referred to in (1) above shall not apply to persons who have succeeded the stock acquisition rights by inheritance.
(3)	If the Holders waives their stock acquisition rights, they may not exercise such stock acquisition rights.

11．Method of calculating the amount to be paid in for the stock acquisition rights:

No payment of money is required in exchange for the stock acquisition rights.

12．Date on which stock acquisition rights to be allotted: September 1, 2022